EXHIBIT 32.2

CERTIFICATION PURSUANT TO

EXCHANGE ACT RULES 13a-14(b) or 15d-14(b) AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Brooktrout, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C. Leahy, Vice President of Finance and Operations of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2005	By:	/s/ ROBERT C. LEAHY
Robert C. Leahy
Vice President of Finance and Operations
(Principal Financial and Accounting Officer)